Buffalo Small Cap Fund
Schedule of Investments
December 31, 2020 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 94.25%
		Arts, Entertainment, and Recreation - 0.87%
		Spectator Sports - 0.87%
381,785		Rush Street Interactive, Inc. (a)	$8,265,645
		Total Arts, Entertainment, and Recreation (Cost $5,315,891)	8,265,645

		Communication Services - 5.13%
		Diversified Telecommunication Services - 1.86%
115,410		Bandwidth, Inc. (a)	17,735,055

		Interactive Media & Services - 2.37%
322,575		Eventbrite, Inc. (a)	5,838,607
367,226		EverQuote, Inc. (a)	13,715,891
79,329		MediaAlpha, Inc. (a)	3,099,384
			22,653,882
		Media - 0.90%
60,160		Cardlytics, Inc. (a)	8,589,043
		Total Communication Services (Cost $31,306,849)	48,977,980

		Consumer Discretionary - 13.81%
		Diversified Consumer Services - 0.66%
69,715		Chegg, Inc. (a)	6,297,356

		Hotels, Restaurants & Leisure - 5.51%
117,185		Bally's Corp.	5,886,203
1,021,650		Everi Holdings Inc. (a)	14,108,986
210,395		Penn National Gaming, Inc. (a)	18,171,816
121,130		Texas Roadhouse, Inc.	9,467,521
38,105		Wingstop, Inc.	5,050,818
			52,685,344
		Household Durables - 1.83%
405,994		Lovesac Co/The (a)	17,494,282

		Internet & Direct Marketing Retail - 1.82%
513,020		RealReal Inc/The (a)	10,024,411
101,995		Shutterstock, Inc.	7,313,041
			17,337,452
		Specialty Retail - 3.06%
42,120		Five Below, Inc. (a)	7,370,157
732,690		Guess?, Inc.	16,573,448
645,485		Shift Technologies, Inc. (a)	5,338,161
			29,281,766
		Textiles, Apparel & Luxury Goods - 0.93%
250,487		Steven Madden Ltd.	8,847,201
		Total Consumer Discretionary (Cost $68,990,800)	131,943,401

		Consumer Staples - 0.73%
		Beverages - 0.73%
148,065		MGP Ingredients, Inc.	6,967,939
		Total Consumer Staples (Cost $4,771,239)	6,967,939

		Finance and Insurance - 1.22%
		Other Financial Investment Activities - 1.22%
665,095		dMY Technology Group Inc II (a)	11,699,021
		Total Finance and Insurance (Cost $7,307,443)	11,699,021

		Financials - 6.08%
		Capital Markets - 2.52%
151,195		Hamilton Lane Inc. - Class A	11,800,770
351,595		Open Lending Corp. (a)	12,291,761
			24,092,531
		Consumer Finance - 1.16%
199,000		Green Dot Corp. (a)	11,104,200

		Insurance - 2.40%
162,135		eHealth, Inc. (a)	11,448,352
129,165		Palomar Holdings, Inc. (a)	11,475,019
			22,923,371
		Total Financials (Cost $25,222,174)	58,120,102

		Health Care - 25.91%
		Biotechnology - 14.47%
108,935		ACADIA Pharmaceuticals, Inc. (a)	5,823,665
1,035,260		Avid Bioservices, Inc. (a)	11,946,900
314,439		CareDx, Inc. (a)	22,781,106
153,062		Castle Biosciences, Inc. (a)	10,278,113
99,895		Compass Pathways Plc - ADR (a)(b)	4,758,998
235,410		Deciphera Pharmaceuticals, Inc. (a)	13,434,849
411,695		Halozyme Therapeutics, Inc. (a)	17,583,493
157,350		Ligand Pharmaceuticals, Inc. (a)	15,648,458
286,235		Natera, Inc. (a)	28,486,107
39,380		Repligen Corp. (a)	7,546,389
			138,288,078
		Health Care Equipment & Supplies - 2.85%
562,010		OraSure Technologies, Inc. (a)	5,948,876
912,275		SmileDirectClub, Inc. (a)	10,892,563
130,925		STAAR Surgical Co. (a)	10,371,879
			27,213,318
		Health Care Providers & Services - 1.71%
150,073		HealthEquity, Inc. (a)	10,461,589
139,700		Progyny, Inc. (a)	5,921,883
			16,383,472
		Health Care Technology - 1.24%
218,894		Phreesia, Inc. (a)	11,877,188

		Life Sciences Tools & Services - 4.97%
237,735		Adaptive Biotechnologies Corporation (a)	14,057,270
283,580		Quanterix Corp. (a)	13,186,470
239,420		Sotera Health Co. (a)	6,569,685
200,845		Syneos Health, Inc. (a)	13,683,570
			47,496,995
		Pharmaceuticals - 0.67%
556,860		Verrica Pharmaceuticals, Inc. (a)	6,409,459
		Total Health Care (Cost $134,484,756)	247,668,510

		Industrials - 19.28%
		Air Freight & Logistics - 1.75%
532,020		Air Transport Services Group, Inc. (a)	16,673,507

		Building Products - 3.75%
176,920		Advanced Drainage Systems, Inc.	14,786,974
599,150		PGT Innovations, Inc. (a)	12,186,711
105,820		Trex Co., Inc. (a)	8,859,250
			35,832,935
		Commercial Services & Supplies - 2.51%
183,105		IAA Inc. (a)	11,898,163
651,655		KAR Auction Services, Inc.	12,127,299
			24,025,462
		Construction & Engineering - 1.37%
191,965		MasTec, Inc. (a)	13,088,174

		Electrical Equipment - 1.07%
111,120		Vicor Corp. (a)	10,247,486

		Machinery - 3.36%
119,870		John Bean Technologies Corp.	13,649,597
207,305		Kornit Digital Ltd. (a)(b)	18,477,095
			32,126,692
		Professional Services - 4.65%
94,570		FTI Consulting, Inc. (a)	10,565,360
218,843		ICF International, Inc.	16,266,600
510,630		Upwork, Inc. (a)	17,626,948
			44,458,908
		Trading Companies & Distributors - 0.82%
49,390		SiteOne Landscape Supply, Inc. (a)	7,834,736
		Total Industrials (Cost $113,123,762)	184,287,900

		Information Technology - 19.82%
		Communications Equipment - 6.34%
826,840		ADTRAN, Inc.	12,212,427
521,685		Calix, Inc. (a)	15,525,346
457,225		Cambium Networks Corp. - ADR (a)(b)	11,467,203
164,730		Ciena Corp. (a)	8,705,980
134,335		Lumentum Holdings, Inc. (a)	12,734,958
			60,645,914
		Internet Software & Services - 1.10%
753,875		Cloudera, Inc. (a)	10,486,401

		IT Services - 1.96%
120,230		Endava Plc - ADR (a)(b)	9,227,653
704,405		Paya Holdings, Inc. (a)	9,565,820
			18,793,473
		Semiconductors & Semiconductor Equipment - 2.60%
332,110		MaxLinear, Inc. (a)	12,683,281
95,345		Silicon Laboratories, Inc. (a)	12,141,232
			24,824,513
		Software - 7.82%
397,540		8x8, Inc. (a)	13,703,204
198,881		Mimecast Ltd. (a)(b)	11,304,396
512,490		Pluralsight, Inc. (a)	10,741,790
336,665		SVMK, Inc. (a)	8,601,791
265,940		Tenable Holdings, Inc. (a)	13,898,024
100,700		Varonis Systems, Inc. (a)	16,475,527
			74,724,732
		Total Information Technology (Cost $121,186,838)	189,475,033

		Materials - 0.97%
		Construction Materials - 0.97%
463,433		Summit Materials, Inc. - Class A (a)	9,305,735
		Total Materials (Cost $7,412,638)	9,305,735

		Wholesale Trade - 0.43%
		Miscellaneous Nondurable Goods Merchant Wholesalers - 0.43%
77,910		Hydrofarm Holdings Group, Inc. (a)	4,096,508
		Total Wholesale Trade (Cost $1,558,200)	4,096,508

		TOTAL COMMON STOCKS (Cost $520,680,590)	900,807,774

		REITS - 2.17%
		Real Estate - 2.17%
		Equity Real Estate Investment Trusts (REITs) - 2.17%
169,360		CyrusOne, Inc.	12,388,684
135,585		QTS Realty Trust, Inc.	8,390,000
		Total Real Estate (Cost $15,404,318)	20,778,684

		TOTAL REITS (Cost $15,404,318)	20,778,684

		SHORT TERM INVESTMENTS - 3.88%
		Investment Company - 3.88%
37,108,375		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.10% (c)	37,108,375
		Total Investment Company	37,108,375

		TOTAL SHORT TERM INVESTMENTS (Cost $37,108,375)	37,108,375

		Total Investments (Cost ($573,193,283) - 100.30%	958,694,833
		Liabilities in Excess of Other Assets - (0.30)%	(2,907,677)
		TOTAL NET ASSETS - 100.00%	$955,787,156

		ADR —American Depositary Receipt
		PLC — Public Limited Company
	(a)	Non Income Producing.
	(b)	Foreign Issued Security. The total value of these securities amounted to $55,235,344 (5.78% of net assets) at December 31, 2020.
	(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
	*	See the accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2020, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. "

Summary of Fair Value Exposure at December 31, 2020

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2020. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$900,807,774	-	-	$900,807,774
REITs	20,778,684	-	-	20,778,684
Short Term Investments	37,108,375	-	-	37,108,375
Total*	$958,694,833	$-	-	$958,694,833

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2020.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2020. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2020.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.